Exhibit No. 31.1
Form 10-QSB
ExperTelligence, Inc.
File No.0-28453

Certification

I, Jason Smart, certify that:

1. I have  reviewed this  quarterly  report on Form 10-QSB for the quarter ended March 31, 2008 of ExperTelligence, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control  over financial  reporting (as defined in Exchange Act Rules  13a-15(f) and 15d-15(f)) for the small business issuer and have:

    (a)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure  that  material  information  relating  to  the  small  business  issuer, including its  consolidated  subsidiaries,  is made known to us by others within those  entities,  particularly  during the period in which this  report is being prepared;

    (b) Designed such internal control over financial reporting, or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

    (c) Evaluated the effectiveness of the small business  issuer's  disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

    (d)  Disclosed  in this  report any change in the small  business  issuer's internal  control  over  financial  reporting  that  occurred  during  the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially  affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of the small  business  issuer's  board of  directors  (or persons  performing  the equivalent functions):

    (a) All significant  deficiencies and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely to  adversely  affect  the small  business  issuer's  ability  to record, process, summarize and report financial information; and

     (b) Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the small business  issuer's  internal control over financial reporting.

Dated May 15, 2008                                                                By:       /s/ Jason Smart
Jason Smart
Chief Executive Officer and
Chief Financial Officer